================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  _____________


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                        March 3, 2005 (February 28, 2005)

                         WESTERN POWER & EQUIPMENT CORP.
             (Exact name of registrant as specified in its charter)


          DELAWARE                      0-26230                   91-1688446
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


                  6407-B N.E. 117th Avenue, Vancouver, WA 98662
          (Address of principal executive offices, including zip code)

                                 (360) 253-2346
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR  240.13e-4(c))
================================================================================

FORWARD-LOOKING STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995:

This Current Report contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, demand and acceptance of services, changes in governmental policies and regulations applicable to the mining industry, economic conditions, the impact of competition and pricing, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission by Western Power & Equipment Corp. (the "Company"). All readers are encouraged to review this Current Report. All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On February 28, 2005, Mr. Robert M. Rubin, a member of the Company's Board of Directors, notified the Company that he is resigning from the Board of Directors. Mr. Rubin resigned for personal reasons. Mr. Rubin has served asa member of the Board of Directors of the Company since November 20, 1992.

The Company will file any letter received by the Company from Mr. Rubin in response to this Current Report on Form 8-K as an exhibit in an amendment to this Current Report within two (2) business days after receipt thereof by the Company. The Company does not presently anticipate receiving any such letter.

The Board of Directors has not yet appointed a replacement for Mr. Rubin.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: March 3, 2005

                                   WESTERN POWER & EQUIPMENT CORP.

                                   By: /s/ C. Dean McLain
                                       -------------------------
                                   Name: C. Dean McLain
                                   Title: President and Chief Executive Officer